Joint Filer Information

Name: Double Black Diamond Offshore Ltd.
Address:  2100 McKinney Avenue, Suite 1800
    Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: Energy Partners, Ltd.
Date of Event Requiring Statement: June 26, 2012
Signature:

DOUBLE BLACK DIAMOND OFFSHORE LTD.

By:  Carlson Capital, LP, its investment manager

/s/ Clint D. Carlson
By:  Clint D. Carlson
Title:  President

Name: Black Diamond Offshore Ltd.
Address:  2100 McKinney Avenue, Suite 1800
    Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: Energy Partners, Ltd.
Date of Event Requiring Statement: June 26, 2012
Signature:

BLACK DIAMOND OFFSHORE LTD.

By:  Carlson Capital, LP, its investment manager

/s/ Clint D. Carlson
By:  Clint D. Carlson
Title:  President

Name: Double Black Diamond, L.P.
Address:  2100 McKinney Avenue, Suite 1800
    Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: Energy Partners, Ltd.
Date of Event Requiring Statement: June 26, 2012
Signature:

DOUBLE BLACK DIAMOND, L.P.

By:  Carlson Capital, LP, its investment manager

/s/ Clint D. Carlson
By:  Clint D. Carlson
Title:  President

Name: Double Black Diamond Intermediate Ltd.
Address:  2100 McKinney Avenue, Suite 1800
    Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: Energy Partners, Ltd.
Date of Event Requiring Statement: June 26, 2012
Signature:

DOUBLE BLACK DIAMOND INTERMEDIATE LTD.

By:  Carlson Capital, LP, its investment manager

/s/ Clint D. Carlson
By:  Clint D. Carlson
Title:  President

Name: Asgard Investment Corp.
Address:  2100 McKinney Avenue, Suite 1800
    Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: Energy Partners, Ltd.
Date of Event Requiring Statement: June 26, 2012
Signature:

ASGARD INVESTMENT CORP.

/s/ Clint D. Carlson
By:  Clint D. Carlson
Title:  President

Name: Asgard Investment Corp. II
Address:  2100 McKinney Avenue, Suite 1800
    Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: Energy Partners, Ltd.
Date of Event Requiring Statement: June 26, 2012
Signature:

ASGARD INVESTMENT CORP. II

/s/ Clint D. Carlson
By:  Clint D. Carlson
Title:  President

Name: Clint D. Carlson
Address:  2100 McKinney Avenue, Suite 1800
    Dallas, TX 75201
Designated Filer: Carlson Capital, L.P.
Issuer: Energy Partners, Ltd.
Date of Event Requiring Statement: June 26, 2012
Signature:

/s/ Clint D. Carlson
Clint D. Carlson